UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
August 10, 2007(May 24, 2007)

BREITBURN ENERGY PARTNERS L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-33055	74-3169953
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

515 South Flower Street, Suite 4800
Los Angeles, CA 90071
(Address of principal executive office)

(213) 225-5900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

࿶ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

࿶ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

࿶ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

࿶ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A (“Amendment  No. 1”) amends and supplements two Current Reports on Form 8-K filed with the Securities and Exchange Commission (“SEC”) by BreitBurn Energy Partners L.P. (“BreitBurn Partners,” or the “Partnership”) on May 29, 2007 and May 31, 2007 in connection with two acquisitions completed by its wholly owned subsidiary, BreitBurn Operating L.P. (“BreitBurn Operating”).

The first Current Report on Form 8-K that is being amended in this Amendment No. 1 Report was filed on May 31, 2007 in connection with the acquisition by BreitBurn Operating of certain oil properties from Calumet Florida, L.L.C. (“Calumet”) through the acquisition of a limited liability company that owns all of the assets purchased for a total purchase price of $107 million (the “Calumet Acquisition”).

Calumet is a wholly owned subsidiary of Vulcan Resources Florida, Inc. (“Vulcan”), a Delaware corporation. Vulcan is an independent energy company that is principally engaged in the “upstream” activities of acquiring, exploiting, developing, exploring for and producing oil through its wholly owned subsidiary, Calumet, which has producing properties in the Sunniland Trend in south Florida. Substantially all of Vulcan’s assets are owned and operated by Calumet. On May 24, 2007, BreitBurn Partners, acquired the Calumet properties for $100 million. After adjustments for costs and revenues for the period between the effective date and the closing, including interest paid to the seller, and after taking into account more than 218,000 barrels of crude oil held in storage as of the closing date, BreitBurn Operating paid Calumet approximately $107 million at closing.

In addition, this Amendment  No. 1 also amends and supplements the Current Report on Form 8-K filed with the SEC by BreitBurn Partners on May 29, 2007 in connection with the acquisition by BreitBurn Operating L.P., a wholly owned subsidiary of BreitBurn Partners, of a limited partner interest in BreitBurn Energy Partners I, L.P. (“BEPI”) from TIFD X-III LLC for a total purchase price of approximately $82 million (the “BEPI Acquisition”), which closed on May 25, 2007. As part of the transaction, BreitBurn Partners also paid approximately $10 million to terminate hedges related to future production from the BEPI partnership.

The two Current Reports on Form 8-K filed on May 29, 2007 and May 31, 2007 are being amended by this Amendment No. 1 to include the audited and unaudited financial statements and information required by Item 9.01 (a) and the pro forma financial information required by Item 9.01 (b). No other amendments to the Form 8-K filings on May 29, 2007 and May 31, 2007 are being made by this Amendment No. 1.

Item 9.01   Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Calumet Acquisition

The unaudited financial statements including the notes thereto, for Vulcan for the three month periods ended March 31, 2007 and 2006 and the audited financial statements including the notes thereto, for Vulcan for the years ended December 31, 2006 and 2005 are attached hereto as Exhibit 99.1 and incorporated herein by reference. For the years presented, substantially all of Vulcan’s assets were owned and operated by Calumet.

The audited Statement of Revenues and Direct Operating Expenses and the notes thereto for the oil properties and related assets purchased in the Calumet Acquisition for the year ended December 31, 2004 are attached hereto as Exhibit 99.2 and incorporated herein by reference.

BEPI Acquisition

The unaudited financial statements including the notes thereto, for BEPI for the three month periods ended March 31, 2007 and 2006 and the audited financial statements for BEPI for the years ended December 31, 2006 and 2005, and the notes thereto, are attached hereto as Exhibit 99.3 and incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma combined balance sheet of the Partnership as of March 31, 2007 and the unaudited pro forma combined statements of operations for the year ended December 31, 2006 and for the three months ended March 31, 2007 and the notes thereto, which give effect to both the Calumet and BEPI acquisitions, are attached hereto as Exhibit 99.4 and incorporated herein by reference.

(c) Shell company transactions.

Not applicable.

(d) Exhibits.

* 99.1 Unaudited financial statements of Vulcan Resources Florida, Inc. for the three month periods ended March 31, 2007 and 2006, and the related notes thereto. Audited financial statements of Vulcan Resources Florida, Inc. for the years ended December 31, 2006 and 2005, and the related notes thereto.

* 99.2 Audited Statement of Revenues and Direct Operating Expenses for the oil properties and related assets purchased by BreitBurn Energy Partners L.P. from Calumet, Florida L.L.C., a wholly owned company of Vulcan Resources Florida, Inc. and the related notes thereto for the year ended December 31, 2004.

* 99.3 Unaudited financial statements of BEPI for the three month periods ended March 31, 2007 and 2006, and the related notes thereto. Audited financial statements of BEPI for the years ended December 31, 2006 and 2005, and the related notes thereto.

* 99.4 Unaudited pro forma combined statement of operations for the three months ended March 31, 2007 and the year ended December 31, 2006, and the unaudited pro forma combined balance sheet of the Partnership as of March 31, 2007 and the related notes thereto, which give effect to both the Calumet and BEPI acquisitions.

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BREITBURN ENERGY PARTNERS L.P.

By: BREITBURN GP, LLC, its general partner

By:	/s/ James G. Jackson
James G. Jackson Chief Financial Officer of BreitBurn GP, LLC

Dated: August 10, 2007

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION

* 99.1
Unaudited financial statements of Vulcan Resources Florida, Inc. for the three month periods ended March 31, 2007 and 2006, and the related notes thereto. Audited financial statements of Vulcan Resources Florida, Inc. for the years ended December 31, 2006 and 2005, and the related notes thereto.

* 99.2
Audited Statement of Revenues and Direct Operating Expenses for the year ended December 31, 2004 for the oil properties and related assets purchased by BreitBurn Energy Partners L.P. from Calumet, Florida L.L.C., a wholly owned company of Vulcan Resources Florida, Inc. and the related notes thereto.

* 99.3
Unaudited financial statements of BEPI for the periods ended March 31, 2007 and 2006, and the related notes thereto. Audited financial statements of BEPI for the years ended December 31, 2006 and 2005, and the related notes thereto.

* 99.4
Unaudited pro forma combined statement of operations for the three months ended March 31, 2007 and the year ended December 31, 2006, and the unaudited pro forma combined balance sheet of the Partnership as of March 31, 2007 and the related notes thereto, which give effect to both the Calumet and BEPI acquisitions.

*Filed herewith.